Exhibit 99.1

[LOGO MobilePro]
MobilePro Corp
6701 Democracy Blvd.
Suite 300
Bethesda, MD 20817

PRESS RELEASE

FOR IMMEDIATE RELEASE

Jim Magruder Joins MobilePro as Executive Vice President

Bethesda, MD, September 6, 2005 -- MobilePro Corp. (OTC Bulletin Board: MOBL) announced today that James L. Magruder has joined the MobilePro team as an executive vice president, reporting directly to Jay Wright, chairman and CEO.

Magruder brings more than 38 years of general management, operations and engineering experience in the telecommunications industry with specific emphasis on wireless, satellite and terrestrial telecommunications to MobilePro. He was most recently CEO of Direct Partner Telecom, an international Internet telephony company successfully sold to theGlobe.com in 2003. He previously held executive management roles for MCI, GE and AT&T and for the past seven years has focused his efforts on entrepreneurial projects surrounding broadband wireless and VoIP.

Magruder received his MBA in business and finance from Rockhurst University and served in the Army Security Agency as a crypto-analytic Russian linguist.

Jay Wright, MobilePro chairman and CEO, said, "We believe that Jim brings to MobilePro phenomenal business, sales and marketing instincts. He is an insightful, hands-on organization builder with particular focus on fiscal and operational integrity. As we build our wireless capabilities and further integrate the data side of our business with our voice division, Jim's experience will be extremely useful."

Magruder said, "MobilePro is a growing company with strong leadership, talented and experienced management and, I believe, the right mix of products, core competencies and entrepreneurial energy to compete and succeed in a tremendously competitive marketplace. I look forward to working with Jay and the rest of the MobilePro team as we look to expand MobilePro wireless capabilities, further integrate the business lines and build shareholder value."

About MobilePro Corp.

MobilePro Corp. is one of North America's leading wireless broadband companies, serving over 20,000 wireless broadband customers through its subsidiaries NeoReach Wireless and Kite Broadband. The company, based in Bethesda, Md., is focused on creating shareholder value by acquiring and growing profitable telecommunications companies, developing innovative wireless technologies and forging strategic alliances with well-positioned companies in complementary product lines and industries. MobilePro serves over 200,000 total customers throughout the United States, primarily through its CloseCall America, American Fiber Network, Kite Broadband and Nationwide Internet subsidiaries.

An investment profile about MobilePro Corp. may be found at www.hawkassociates.com/mobilepro/profile.htm.

For more information regarding MobilePro, contact MobilePro CEO Jay Wright at (301) 315-9040, e-mail at jwright22@closecall.com. For investor relations information regarding MobilePro, contact Frank Hawkins or Julie Marshall, Hawk Associates, at (305) 451-1888, e-mail: info@hawkassociates.com. Detailed information about MobilePro can be found at www.mobileprocorp.com. An online investor kit including copies of MobilePro press releases, current price quotes, stock charts and other valuable information for investors may be found at www.hawkassociates.com and www.americanmicrocaps.com.

Forward-Looking Statements
Certain of the statements contained herein may be, within the meaning of the federal securities laws, "forward-looking statements" that are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. See the company's Form 10-K for the fiscal year ended March 31, 2005 and its Form 10-Q for the quarter ended June 30, 2005 for a discussion of such risks, uncertainties, and other factors. These forward-looking statements are based on management's expectations as of the date hereof, and the company does not undertake any responsibility to update any of these statements in the future.
Bethesda, MD, September 6, 2005 -- MobilePro Corp. (OTC Bulletin Board: MOBL) announced today that James L. Magruder has joined the MobilePro team as an executive vice president, reporting directly to Jay Wright, Chairman and Chief Executive Officer.

Magruder brings over thirty-eight years of general management, operations and engineering experience in the telecommunications industry with specific emphasis on wireless, satellite and terrestrial telecommunications to MobilePro. He was most recently CEO of Direct Partner Telecom, an International Internet Telephony company successfully sold to theGlobe.com in 2003. He previously held executive management roles for MCI, GE and AT&T and for the past seven years has focused his efforts on entrepreneurial projects surrounding broadband wireless and VOIP.

Magruder received his MBA in business and finance from Rockhurst University and served in the Army Security Agency as a crypto-analytic Russian Linguist.

Jay Wright, MobilePro chairman and CEO, said, “Jim brings to MobilePro phenomenal business, sales and marketing instincts. He is an insightful, hands-on organization builder with particular focus on fiscal and operational integrity. As we build our wireless capabilities and further integrate the data side of our business with our voice division, Jim’s experience will be extremely useful.”

Magruder said, “MobilePro is a growing company with strong leadership, talented and experienced management and the right mix of products, core competencies and entrepreneurial energy to compete and succeed in a tremendously competitive marketplace. I look forward to working with Jay and the rest of the MobilePro team as we look to expand MobilePro wireless capabilities, further integrate the business lines and build shareholder value.”

About MobilePro Corp.

MobilePro Corp. is one of North America’s leading wireless broadband companies, serving over 20,000 wireless broadband customers through its subsidiaries Neoreach Wireless and Kite Broadband. The company, based in Bethesda, Maryland, is focused on creating shareholder value by acquiring and growing profitable telecommunications companies, developing innovative wireless technologies and forging strategic alliances with well-positioned companies in complementary product lines and industries. Mobilepro serves over 200,000 total customers throughout the United States, primarily through its CloseCall America, American Fiber Network, Kite Broadband and Nationwide Internet subsidiaries.

An investment profile about MobilePro Corp. may be found online at http://www.hawkassociates.com/mobilepro/profile.htm.

For more information regarding MobilePro, contact MobilePro CEO Jay Wright at (301) 315-9040 or by e-mail at jwright22@closecall.com. For investor relations information regarding MobilePro, contact Frank Hawkins or Julie Marshall, Hawk Associates, at (305) 852-2383, e-mail: info@hawkassociates.com. Detailed information about MobilePro can be found on the website http://www.mobileprocorp.com. An online investor kit including copies of MobilePro press releases, current price quotes, stock charts and other valuable information for investors may be found on the websites http://www.hawkassociates.com and http://www.hawkmicrocaps.com.

Forward-Looking Statements

Certain of the statements contained herein may be, within the meaning of the federal securities laws, “forward-looking statements” that are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. See the company’s Form 10-K for the fiscal year ended March 31, 2005 and its Form 10-Q for the quarter ended June 30, 2005 for a discussion of such risks, uncertainties, and other factors. These forward-looking statements are based on management’s expectations as of the date hereof, and the company does not undertake any responsibility to update any of these statements in the future.